UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

The Registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

The Advisors' Inner Circle Fund

ICM Small Company Portfolio

Semi-Annual Report **April 30, 2018**

Investment Adviser:

Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www. sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www. sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

Dear Shareholders:

Absent for all of 2017, market volatility returned with a vengeance in the first quarter of 2018. The CBOE Volatility index, which began the year at a historically calm reading of approximately 9, surged to 37 in February before ending the quarter at a more normal, though still elevated 20. In addition, the S&P 500 experienced daily percentage changes of plus or minus 1% twenty-three times in the quarter, compared to only eight times for all of 2017. This sharp reversal of market complacency was initially triggered by a robust January employment report that showed accelerating wage gains for American workers which, in turn, raised investors inflation expectations and pushed the yield on the 10 year U.S. Treasury to a five year high of 3.02%. Shortly thereafter, the level of risk aversion rose further as the President’s long ignored protectionist leanings reemerged in the form of proposed tariffs on imported steel and aluminum and later a number of Chinese exports.

The ICM Small Company Portfolio (the “Fund” or the “Portfolio”) had a 1.00% gain in the first half of the Funds fiscal year, which slightly topped the 0.94% advance of its benchmark, the Russell 2000® Value Index (the “Benchmark”).

	Total Returns (%)
	1st Fiscal Qtr	2nd Fiscal Qtr	1st Half of Fiscal Year
	Nov. 1, 2017 - Jan. 31, 2018	Feb. 1, 2018 - Apr. 30, 2018	Nov. 1, 2017 - Apr. 30, 2018

ICM Small Co. Portfolio*	2.98	-1.92	1.00
Russell 2000® Value Index	3.17	-2.16	0.94
Russell 2000® Index	5.14	-1.79	3.27
Russell 2000® Growth Index	7.00	-1.44	5.46
S&P 500 Index	10.18	-5.77	3.82

*The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses are 0.95%.

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

Performance through 3/31/18 is 10.67% (one year), 12.22% (annualized five year) and 9.86% (annualized 10 year).

Within the Russell 2000 Value benchmark, the historically defensive and less volatile REIT and Utility sectors performed rather poorly in the first half of the Funds fiscal year, declining 4.9% and 5.7% respectively. During the ultra-low interest rate environment that followed the great financial crisis, investors bid up these sectors to lofty valuations in a search for the type of yield they could normally find in the fixed income markets. With the Federal Reserve now raising short term rates and the yield on longer dated Treasuries rising in response to rising inflation expectations, REIT and utility shares have unsurprisingly come under pressure. The Fund benefitted this period from its underweight of these sectors, which we continue to maintain. In the case of REITs, however, we are beginning to find attractive valuations, particularly in property classes that can do well in a rising rate environment.

Small cap value Technology shares trailed the Benchmark this period, falling 7.2%. Although we sold several of the Fund’s strong performing technology holdings in the second half of 2017, the Portfolio was still overweight this underperforming sector during the period. Fortunately, this was more than offset by the 3.9% return for the Fund’s technology investments, which was driven by a 30.6% gain in semiconductor equipment maker Orbotech International and a 27.2% gain in business optimization and industry solution provider Perficient, the former of which agreed to be acquired for a significant premium.

Small cap value healthcare shares performed well in the first six months of the fiscal year, gaining 7.7%. Biotechnology stocks, which now represent over 3% of the Benchmark, drove much of this advance with an 11.8% return. Despite the Fund’s continued lack of exposure to this industry, the Portfolio’s healthcare holdings handily beat the Benchmark peers with a 24.6% gain. AMN Healthcare Services, the nation’s leading healthcare staffing, continued its strong run of performance with an additional 36.2% gain this period. Having exceeded our price target and now trading at an historically rich 18.2 times earnings estimates, we exited this position in the period.

In the face of mounting trade war tensions, the Producer Durable sector performed surprisingly well, falling just 0.3%. Dissecting this broad based sector further, however, the less cyclical, domestically oriented business services firms performed much better, advancing 12.5%. The Fund has a higher weighting to this subsector, which allowed the Fund to outperform the Benchmark peers this period. For example, accounting and consulting firms ICF International and FTI Consulting rose 25.3% and 36.6% respectively.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

The Funds Consumer Discretionary shares were the most noteworthy source of relative weakness this period, declining 4.6% versus a gain of 7.6% for the Benchmark constituents. Retailing shares were especially strong, gaining 24.9% as holiday sales for traditional bricks and mortar retailers, and apparel retailers in particular, were stronger than expected—or more precisely, less bad than feared. The Fund’s retail holdings by comparison declined 2% in the quarter and were dragged down by declines in hard goods retailers Haverty Furniture and Group 1 Automotive. Notwithstanding their recent rally, the challenges facing traditional apparel retailers have not abated and we suspect the outperformance of these shares will be short lived.

While there is currently no shortage of anxiety inducing headlines to contend with, from a potential trade war with China, conflict with Russia over Syria to the Special Counsel’s investigation of the President, the fundamental underpinnings of the market remain solid. Real GDP in the U.S. has grown near 3% for three of the last four quarters and should maintain that pace as the positive effects of the $1.5 trillion tax cuts and reduced regulatory burden work their way into the economy. The potential headwind of a trade war with China is not an insignificant risk, but should be more than offset by this stimulus.

Corporate profits also remain healthy, with the S&P 500 earnings projected to increase 19% for 2018. As we have stated for several quarters, however, equity returns in the near term are likely to be more muted than the rate of earnings growth as the Fed continues to normalize interest rates, and valuations continue to contract as they did in the recent quarter.

As always, we appreciate your business. Please feel free to contact us with any questions or concerns.

Respectfully,

William V. Heaphy, CFA

Principal

Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.7%††

	Shares	Value

CONSUMER DISCRETIONARY — 12.8%
Bojangles’*	276,272	$4,075,012
DSW, Cl A	380,600	8,487,380
Extended Stay America	438,400	8,583,872
FTI Consulting*	156,811	9,157,762
Group 1 Automotive	72,127	4,713,500
Haverty Furniture	140,533	2,550,674
MDC Holdings	248,135	7,198,396
Orbotech*	122,346	7,147,453
Red Robin Gourmet Burgers*	159,500	9,944,825
Regis*	551,700	8,617,554
Sturm Ruger	110,300	6,094,075
TRI Pointe Group*	643,550	11,011,141
Vista Outdoor*	256,100	4,289,675
Winnebago Industries	127,000	4,813,300

		96,684,619

CONSUMER STAPLES — 1.1%
Landec*	198,790	2,643,907
TreeHouse Foods*	152,300	5,863,550

		8,507,457

ENERGY — 3.1%
Carrizo Oil & Gas*	437,929	8,789,235
Dril-Quip*	169,100	7,009,195
Whiting Petroleum*	176,100	7,188,402

		22,986,832

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

COMMON STOCK — continued

	Shares	Value

FINANCIAL SERVICES — 25.2%
Ameris Bancorp	197,291	$10,199,945
Argo Group International Holdings	138,856	8,116,133
Banc of California	371,600	7,134,720
Boston Private Financial Holdings	379,320	6,088,086
Bryn Mawr Bank	216,739	9,666,559
ConnectOne Bancorp	346,100	9,137,040
Enterprise Financial Services	183,274	9,319,483
First Bancorp	118,094	4,505,286
First Merchants	151,019	6,505,898
Franklin Financial Network*	174,700	5,887,390
Hanmi Financial	230,338	6,357,329
Heritage Financial	260,631	7,740,741
HomeStreet*	301,191	7,680,370
HomeTrust Bancshares*	272,656	7,116,322
MGIC Investment*	504,100	5,051,082
Navigators Group	120,878	6,829,607
Pinnacle Financial Partners	84,709	5,425,612
PRA Group*	269,200	9,583,520
Sandy Spring Bancorp	95,100	3,768,813
Seacoast Banking Corp of Florida*	315,602	8,720,083
Simmons First National, Cl A	375,344	11,335,389
South State	96,075	8,315,291
Sterling Bancorp	434,300	10,314,625
TriCo Bancshares	188,137	7,030,680
Union Bankshares	218,400	8,257,704

		190,087,708

HEALTH CARE — 4.5%
CONMED	110,670	7,196,870
Cross Country Healthcare*	75,803	953,602
Ensign Group	370,270	10,319,425
Livanova*	104,300	9,259,754
Quality Systems*	435,694	5,851,370

		33,581,021

INDUSTRIALS — 15.6%
Armstrong World Industries*	187,736	10,513,216
Atkore International Group*	407,523	7,241,684
Dycom Industries*	77,200	8,017,992
Federal Signal	395,800	8,573,028
Greif, Cl A	130,400	7,631,008
ICF International	152,964	10,263,884
Kforce	327,558	8,696,665

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
Knoll	380,300	$7,252,321
Knowles*	612,400	7,838,720
Lydall*	159,396	7,109,062
Matson	242,300	7,082,429
McDermott International*	1,416,495	9,348,867
MYR Group*	213,710	6,411,300
NCI Building Systems*	302,300	5,290,250
SP Plus*	177,619	6,243,308

		117,513,734

INFORMATION TECHNOLOGY — 7.7%
Acxiom*	181,300	4,710,174
Applied Optoelectronics*	217,300	6,944,908
Mitel Networks*	999,852	11,158,348
NetScout Systems*	307,200	8,340,480
Oclaro*	967,356	7,661,460
Perficient*	404,000	9,990,920
Verint Systems*	218,300	9,190,430
Virtusa*	1,754	84,437

		58,081,157

MATERIALS — 1.1%
US Concrete*	137,500	8,036,875

MATERIALS & PROCESSING — 6.5%
Belden CDT	109,672	6,755,795
Brady, Cl A	192,334	7,000,957
Cambrex*	18,924	1,002,026
Haynes International	84,943	3,551,467
Innophos Holdings	181,587	7,514,070
Minerals Technologies	105,786	7,304,523
Quanex Building Products	422,371	7,243,663
US Silica Holdings	295,000	8,882,450

		49,254,951

PRODUCER DURABLES — 9.2%
Actuant, Cl A	288,443	6,792,832
Albany International, Cl A	95,171	5,629,365
CBIZ*	478,911	8,907,745
Compass Diversified Holdings(A)	382,655	5,931,152
ESCO Technologies	108,175	6,041,574
Granite Construction	94,630	4,956,719

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

COMMON STOCK — continued

	Shares	Value

PRODUCER DURABLES — continued
Heartland Express	329,153	$5,868,798
Kaman	138,246	8,383,237
Methode Electronics	188,954	7,539,265
Regal Beloit	99,756	7,102,627
Triumph Group	96,110	2,273,002

		69,426,316

REAL ESTATE — 7.0%
Brandywine Realty Trust†	362,548	5,840,648
CatchMark Timber Trust, Cl A†	558,700	7,285,448
Empire State Realty Trust, Cl A†	327,375	5,702,873
First Industrial Realty Trust†	195,900	6,094,449
Jernigan Capital†	152,200	2,922,240
Kite Realty Group Trust†	600,543	8,839,993
Pebblebrook Hotel Trust†	243,677	8,526,258
QTS Realty Trust, Cl A†	215,300	7,619,467

		52,831,376

TECHNOLOGY — 0.9%
FormFactor*	620,093	7,115,567

UTILITIES — 3.1%
El Paso Electric	150,300	7,672,815
IDACORP	82,147	7,639,671
Spire	109,050	7,867,958

		23,180,444

TOTAL COMMON STOCK

(Cost $598,432,168)		737,288,057

WARRANTS — 0.0%

	Number of Warrants	Value
SAExploration Holdings, Ser A, Expires 08/01/2021*(B)	2,784	—
SAExploration Holdings, Ser B, Expires 08/01/2021*(B)	2,784	—

TOTAL WARRANTS
(Cost $–)		—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

SHORT-TERM INVESTMENT — 2.3%

	Shares	Value
Dreyfus Treasury Prime Cash Management, Cl A 1.540%, (C)
(Cost $16,953,289)	16,953,289	$16,953,289

TOTAL INVESTMENTS— 100.0%
(Cost $615,385,457)		$754,241,346

Percentages are based on Net Assets of $754,448,085.
*	Non-income producing security.
†	Real Estate Investment Trust
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
(A)	Security considered to be a Publicly Traded Partnership. The total value of such security as of April 30, 2018 was $5,931,152 or 0.8% of Net Assets.
(B)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of April 30, 2018, was $0 and represented 0.0% of net assets.
(C)	The rate shown is the 7-day effective yield as of April 30, 2018.

Cl — Class

Ser — Series

The following is a list of the inputs used as of April 30, 2018 when valuing the Portfolio’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$737,288,057	$—	$—	$737,288,057
Warrants	—	—	—	—
Short-Term Investment	16,953,289	—	—	16,953,289

Total Investments in Securities	$754,241,346	$—	$—	$754,241,346

*	Portfolio investment in warrants is considered Level 3.

Amounts designated as “—“are either not applicable, $0 or have been rounded to $0.

For the six months ended April 30, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2018, there were Level 3 securities. All transfers, if any, are recognized by the Portfolio at the end of the year.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $615,385,457)	$754,241,346
Receivable for Investment Securities Sold	2,042,261
Receivable for Capital Shares Sold	157,918
Dividends and Interest Receivable	92,052
Prepaid Expenses	16,014

Total Assets	756,549,591

Liabilities:
Payable for Investment Securities Purchased	959,225
Payable to Investment Adviser	432,779
Payable for Capital Shares Redeemed	375,327
Shareholder Servicing Fees Payable	219,100
Payable to Administrator	39,026
Payable to Trustees	4,467
Chief Compliance Officer Fees Payable	1,998
Other Accrued Expenses	69,584

Total Liabilities:	2,101,506

Net Assets	$754,448,085

Net Assets Consist of:
Paid-in Capital	$563,450,653
Distributions in Excess of Net Investment Income	(70,858)
Accumulated Net Realized Gain on Investments	52,212,401
Net Unrealized Appreciation on Investments	138,855,889

Net Assets	$754,448,085

Institutional Shares:

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	22,959,050

Net Asset Value, Offering and Redemption Price Per Share	$32.86

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$3,581,435
Dividends from Publically Traded Partnerships	285,700

Total Income	3,867,135

Expenses
Investment Advisory Fees	2,667,005
Administration Fees	237,621
Trustees’ Fees	8,865
Chief Compliance Officer Fees	2,914
Shareholder Servicing Fees	536,720
Transfer Agent Fees	46,828
Custodian Fees	15,052
Legal Fees	14,871
Printing Fees	14,659
Registration and Filing Fees	12,300
Audit Fees	8,831
Other Expenses	20,420

Total Expenses	3,586,086

Less: Fees Paid Indirectly (See Note 4)	(101)
Net Expenses	3,585,985

Net Investment Income	281,150

Net Realized Gain on Investments	52,392,212

Net Change in Unrealized Depreciation on Investments	(44,835,747)

Total Net Realized and Unrealized Gain on Investments	7,556,465

Net Increase in Net Assets Resulting from Operations	$7,837,615

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations:
Net Investment Income	$281,150	$1,252,801
Net Realized Gain on Investments	52,392,212	128,506,344 *
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(44,835,747)	89,229,250

Net Increase in Net Assets Resulting from Operations	7,837,615	218,988,395

Dividends and Distributions:
Net Investment Income	(1,893,840)	(589,583)
Net Realized Gains	(53,884,763)	(19,654,864)

Total Dividends and Distributions	(55,778,603)	(20,244,447)

Capital Share Transactions:
Issued	18,274,741	57,467,387
In Lieu of Cash Distributions	55,231,548	20,057,905
Redeemed	(39,446,227)	(280,864,768)^

Net Increase (Decrease) in Net Assets from Capital Share Transactions	34,060,062	(203,339,476)

Total Decrease in Net Assets	(13,880,926)	(4,595,528)

Net Assets:
Beginning of Period	768,329,011	772,924,539

End of Period	$754,448,085	$768,329,011

Undistributed (Distributions in Excess of) Net
Investment Income	$(70,858)	$1,541,832

Share Transactions:
Issued	544,683	1,805,048
In Lieu of Cash Distributions	1,655,516	623,179
Redeemed	(1,168,455)	(8,839,421)^

Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,031,744	(6,411,194)

*	Includes realized gains due to in-kind redemptions (see Note 9).
^	Includes redemptions as a result of in-kind redemptions (see Note 9).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

				Selected Per Share Data & Ratios
		For a Share Outstanding Throughout Each Year or Period

	Six Months	Year ended October 31,
	Ended April 30, 2018 (Unaudited)	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$35.04	$27.27	$28.15	$34.94	$36.60	$28.84

Income from Operations:

Net Investment Income*	0.02	0.06	0.11	0.11	0.09	0.20
Net Realized and Unrealized Gain	0.36	8.61	1.99	0.10(1)	1.98	9.59

Total from Operations	0.38	8.67	2.10	0.21	2.07	9.79

Dividends and Distributions:

Net Investment Income	(0.08)	(0.03)	(0.10)	(0.08)	(0.14)	(0.15)

Net Realized Gain	(2.48)	(0.87)	(2.88)	(6.92)	(3.59)	(1.88)

Total Dividends and Distributions	(2.56)	(0.90)	(2.98)	(7.00)	(3.73)	(2.03)

Net Asset Value, End of Period	$32.86	$35.04	$27.27	$28.15	$34.94	$36.60

Total Return†	1.00%	32.07%	8.79%	0.47%	6.21%	36.32%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$754,448	$768,329	$772,925	$948,137	$1,120,433	$1,428,199
Ratio of Expenses to Average Net Assets(2)	0.94%**	0.95%	0.95%	0.94%	0.96%	0.93%
Ratio of Net Investment Income to Average Net Assets	0.07%**	0.17%	0.41%	0.37%	0.26%	0.64%
Portfolio Turnover Rate	13%^	30%	32%	27%	24%	21%

*	Per share calculations were performed using average shares for the period.
**	Annualized.
***	Not Annualized.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.
(1)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.
^	Portfolio Turnover is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

NOTES TO THE FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio, normally seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations within the range of the Russell 2000 Value Index at the time of purchase. The Portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio. The Portfolio is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2018, there have been no significant changes to the Portfolio’s fair value methodologies.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2018, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include return of capital received from Real Estate Investment Trusts (“REITs”).

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Publically Traded Partnerships — The Portfolio may invest in Publically Traded Partnerships, which are similar to master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, a MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Portfolio. For these services, the administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the six months ended April 30, 2018, the Portfolio paid $237,621 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolio that are serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended April 30, 2018, the Portfolio earned credits of $101 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by Old ICM, Inc., a company wholly-owned by BrightSphere Investment Group plc (BSIG). and ICM Management LLC, a company wholly-owned by six officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6. Investment Transactions:

For the six months ended April 30, 2018, the Portfolio made purchases of $97,844,136 and had sales of $125,705,323 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gains	Total
2017	$1,650,909	$18,593,538	$20,244,447
2016	4,807,039	98,909,742	103,716,781

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

As of October 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$5,525,333
Undistributed Long-Term Capital Gains	49,899,954
Net Unrealized Appreciation	183,513,113
Other Temporary Differences	20

Total Distributable Earnings	$238,938,420

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in the future years, and partnerships.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at April 30, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 615,385,457	$ 162,641,889	$ (23,786,000)	$ 138,855,889

8. Concentration of Risks:

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

Foreign Securities Risk – The Fund’s investments in ADRs are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities. Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Small-Capitalization Company Risk – The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

9. Other:

At April 30, 2018, 55% of total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

10. In-Kind Transfer of Securities

During the year ended October 31, 2017, the Portfolio redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Institutional Shares Redeemed	Value	Realized Gain
11/29/16	3,155,505	$98,893,515	$32,325,895
12/16/16	2,431,683	79,102,645	26,149,306

			$58,475,201

11. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

DISCLOSURE OF PORTFOLIO EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2017 to April 30, 2018).

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

DISCLOSURE OF PORTFOLIO EXPENSES

	Beginning Account Value 11/1/17	Ending Account Value 4/30/2018	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,010.00	0.94%	$4.68
Hypothetical 5% Return	1,000.00	1,020.13	0.94	4.71

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 27, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2018 (Unaudited)

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-SA-001-1700

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 9, 2018